Earnings Per Common Share	6 Months Ended
Jun. 30, 2023
Earnings Per Common Share [Abstract]
Earnings Per Common Share
13.	Earnings Per Common Share:

The Company calculates earnings per common share by dividing net income available to common shareholders in each period by the weighted-average number of common shares outstanding during that period.

Diluted earnings per common share, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional shares that would then share in the Company’s net income. For the six months ended June 30, 2022, and 2023, the effect of the warrants outstanding during these periods and as of that dates, would be antidilutive, hence were excluded from the computation of diluted earnings per share. As a result, for the six months ended June 30, 2022, and 2023, ‘Basic earnings per share’ equaled ‘Diluted earnings per share’. For more information on the terms and conditions of these securities, please refer to Note 11 of the consolidated financial statements for the year ended December 31, 2022, included in the Company’s 2022 Annual Report.

The components of the calculation of basic and diluted earnings per common share are as follows:
	Six months ended June 30,	Six months ended June 30,
	2022	2023
Net income and comprehensive income from continuing operations, net of taxes	$40,432,494	$1,676,753
Net income and comprehensive income from discontinued operations, net of taxes	7,297,290	17,339,332
Net income and comprehensive income	47,729,784	19,016,085
Weighted average number of common shares outstanding, basic and diluted	94,610,088	94,784,704
Earnings per common share, basic and diluted, continuing operations	0.43	0.02
Earnings per common share, basic and diluted, discontinued operations	0.08	0.18
Earnings per common share, basic and diluted, total	0.50	0.20